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                                SOUTHTRUST FUNDS

                        JPMORGAN PRIME MONEY MARKET FUND
                                 MORGAN SHARES

                        SUPPLEMENT DATED JANUARY 5, 2005
                    TO THE PROSPECTUS DATED DECEMBER 29, 2004


     The Fund's year-to-date total return information on page 4 is hereby deleted and replaced with the following:

     The Fund's year-to-date total return as of 9/30/04 was 0.50%.